BRIDGE BUILDER TRUST
Bridge Builder International Equity Fund (the “International Equity Fund”)
Supplement dated August 21, 2026
to the Prospectus dated October 27, 2025, as supplemented
This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

A.
The Board of Trustees of the Bridge Builder Trust (“Trust”), on behalf of the International Equity Fund, has approved the termination of the investment sub‑advisory agreement among Olive Street Investment Advisers, LLC (the “Adviser”), BlackRock Investment Management, LLC (“BlackRock”) and the Trust. Accordingly, all references and information related to BlackRock, with respect to the International Equity Fund, in the Prospectus are hereby deleted in their entirety.

B.
Additionally, the Board of Trustees of the Trust has approved an investment sub‑advisory agreement among the Adviser, Russell Investment Management, LLC (“RIM”), and the Trust, pursuant to which RIM now serves as a sub‑adviser to an allocated portion of the International Equity Fund. Marathon Asset Management Limited, Massachusetts Financial Services Company (d/b/a MFS Investment Management), Mondrian Investment Partners Limited, Pzena Investment Management, LLC, and WCM Investment Management, LLC will continue to be sub‑advisers to the International Equity Fund.

Accordingly, the Prospectus is hereby supplemented and revised as follows:

1.
The third paragraph under the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder International Equity Fund” is hereby deleted and replaced with the following:

The Fund may invest in companies of any capitalization. The Fund invests principally in equity securities issued by companies in developed countries but may also invest in companies in emerging markets or developing countries. The Fund may also invest in U.S. dollar-denominated securities issued by foreign entities, American Depositary Receipts (“ADRs”), or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open‑end or closed‑end investment companies and exchange-traded funds (“ETFs”), that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Fund may also buy or sell derivatives, principally futures contracts, currency forwards and total return swaps, for cash equitization purposes, and forward contracts and options for currency hedging. The Fund will enter into spot currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund will employ completion portfolio strategies to seek to manage portfolio characteristics and achieve the Adviser’s preferred portfolio positioning for the Fund. From time to time, the Fund may also focus its investments in a particular country or geographic region, such as the United Kingdom or Japan. As of September 30, 2025, the Fund had significant exposure to securities of companies in the financials and industrials sectors.

2.
The sixth paragraph under the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder International Equity Fund” is hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub‑adviser. The Adviser allocates Fund assets for each investment strategy to the following Sub‑advisers: Marathon Asset Management Limited (“Marathon-London”), Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), Mondrian Investment Partners Limited (“Mondrian”), Pzena Investment Management, LLC (“Pzena”), Russell Investment Management, LLC (“RIM”), and WCM Investment Management, LLC (“WCM”). The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

3.	The following paragraphs are hereby added to the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder International Equity Fund”:
RIM’s Principal Investment Strategies
Cash Equitization:
At the direction of the Adviser, RIM will expose all or a portion of the Fund’s cash to the performance of certain markets by purchasing derivatives (also known as “cash equitization”), which includes index futures contracts, currency forwards, and total return swaps. This is intended to cause the Fund to perform as though all or a portion of its cash were actually invested in those markets.
Completion Portfolio:
At the direction of the Adviser, RIM will employ completion portfolio strategies to seek to achieve the Adviser’s preferred portfolio positioning for the Fund and in doing so may invest in equity securities, ADRs, GDRs, other investment companies, and REITs. RIM may use quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and other instruments that RIM believes will achieve the Adviser’s preferred portfolio positioning for the Fund. At the direction of the Adviser, the strategy may be managed to offset undesired relative over- or under-weights to Fund exposures such as volatility, momentum, value, growth, capitalization size, industry, sector, country, specific securities or other factors to seek to achieve the Adviser’s preferred portfolio positioning for the Fund. RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, to implement the Adviser’s preferred portfolio positioning for the Fund.

4.
The “Derivatives Risk” paragraph in the sub‑section entitled “Principal Risks” under the section entitled “Summary Section – Bridge Builder International Equity Fund” is hereby deleted and replaced with the following:

Derivatives Risk. An investment in derivatives (such as futures contracts, forward contracts, options, currency forwards and total return swaps) may not perform as anticipated by the

Sub‑advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below. The Fund’s use of swaps is also subject to counterparty risk, which is described above. The Fund’s use of forward contracts is also subject to the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation.

5.	The “Passive Management Risk” paragraph in the sub‑section entitled “Principal Risks” under the section entitled “Summary Section – Bridge Builder International Equity Fund” is hereby deleted.

6.	The following paragraphs are hereby added to the sub‑section entitled “Principal Risks” under the section entitled “Summary Section – Bridge Builder International Equity Fund”:
Cash Equitization Risk. A portion of the Fund’s assets is managed pursuant to a cash equitization strategy. The derivatives used to equitize cash will increase or decrease in value based on the performance of the underlying markets. If the target benchmark exposures decline, the equitized cash position will also generally decline in value and may underperform returns compared to the Fund holding the cash uninvested or investing the cash in short-term cash equivalent instruments. The cash equitization strategy may not perfectly replicate the performance of the target benchmarks. Differences may arise due to instrument selection, benchmark differences, futures financing costs, roll costs, timing of cash flows, transaction costs, or imperfect proxy exposure. The cash equitization strategy depends on accurate and timely information regarding cash balances, fund flows, target exposures, and applicable guidelines. Delays, errors, or incomplete data could result in exposure levels that differ from the intended target.
Completion Portfolio Risk. As part of a completion portfolio strategy, RIM will seek to achieve the Adviser’s preferred portfolio positioning for the Fund. The Fund may hold securities regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause the Fund’s return to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio.

7.	The following table is hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder International Equity Fund”:
RIM

Portfolio Managers	Position with RIM	Length of Service to the Fund
Brian Causey, CFA	Senior Director, Co‑Head of Overlay Solutions	Since August 2026
Jeremy Field	Senior Portfolio Manager, Customized Portfolio Solutions, Equity	Since August 2026
Evgenia Gvozdeva, PhD	Managing Director, Head of Research	Since August 2026
Christina Shockley	Director, Customized Portfolio Solutions	Since August 2026
Nick Zylkowski, CFA	Managing Director and Co‑Head of Customized Portfolio Solutions	Since August 2026

8.
The fourth paragraph under the sub‑section entitled “Bridge Builder International Equity Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The International Equity Fund may invest in companies of any capitalization. The International Equity Fund invests principally in equity securities issued by companies in developed countries but may also invest in emerging markets or developing countries. The International Equity Fund may also invest in U.S. dollar-denominated securities issued by foreign entities, ADRs, or GDRs. The International Equity Fund may also invest in other investment companies, including other open‑end or closed‑end investment companies and ETFs, that have characteristics that are consistent with the International Equity Fund’s investment objective. The International Equity Fund may also invest a portion of its assets in securities REITs, which are companies that own and/or manage real estate properties. From time to time, the International Equity Fund may also buy or sell derivatives, principally futures contracts, currency forwards and total return swaps, for cash equitization purposes, and forward contracts and options for currency hedging. The Fund will enter into spot currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The International Equity Fund will employ completion portfolio strategies to seek to manage portfolio characteristics and achieve the Adviser’s preferred portfolio positioning for the International Equity Fund. From time to time, the International Equity Fund may also focus its investments in a particular country or geographic region, such as the United Kingdom or Japan. As of September 30, 2025, the International Equity Fund had significant exposure to securities of companies in the financials and industrials sectors.

9.
The last paragraph under the sub‑section entitled “Bridge Builder International Equity Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The Adviser allocates assets of the International Equity Fund to the following Sub‑advisers: Marathon-London, MFS, Mondrian, Pzena, RIM, and WCM. The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

10.
The following paragraphs are hereby added to the sub‑section entitled “Bridge Builder International Equity Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies”:

RIM’s Principal Investment Strategies
Cash Equitization:
At the direction of the Adviser, RIM will expose all or a portion of the Fund’s cash to the performance of certain markets by purchasing derivatives (also known as “cash equitization”), which includes index futures contracts, currency forwards, and total return swaps. This is intended to cause the Fund to perform as though all or a portion of its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure.
Completion Portfolio:
At the direction of the Adviser, RIM will employ completion portfolio strategies to seek to achieve the Adviser’s preferred portfolio positioning for the Fund and in doing so may invest in equity securities, ADRs, GDRs, other investment companies, and REITs. RIM may use quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and other instruments that RIM believes will achieve the Adviser’s preferred portfolio positioning for the Fund. This includes monitoring and assessment of risk using a variety of measurements. At the direction of the Adviser, the strategy may be managed to offset undesired relative over- or under-weights to Fund exposures such as volatility, momentum, value, growth, capitalization size, industry, sector, country, specific securities or other factors to seek to achieve the Adviser’s preferred portfolio positioning for the Fund. RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, to implement the Adviser’s preferred portfolio positioning of the Fund.

11.
The following rows in the table summarizing the “Principal Risks of Investing in the Funds” under the section entitled “Additional Information Regarding Principal Risks of Investing in the Funds” are hereby deleted and replaced with the following:

	Core Bond Fund	Core Plus Bond Fund	Municipal Bond Fund	Municipal High- Income Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/ Mid Cap Growth Fund	Small/ Mid Cap Value Fund	International Equity Fund
Completion Portfolio Risk					✓	✓	✓	✓	✓
Swap Agreement Risk	✓	✓			✓	✓	✓	✓	✓

12.
The following disclosure is hereby added to the “Additional Information Regarding Principal Risks of Investing in the Funds” section, and a corresponding row is hereby added to the table summarizing the “Principal Risks of Investing in the Funds” included in such section:

Cash Equitization Risk. A portion of a Fund’s assets are managed pursuant to a cash equitization strategy. The derivatives used to equitize cash will increase or decrease in value based on the performance of the underlying markets. The strategy utilizes derivatives, including futures contracts, which may expose the Fund to risks different from, and potentially greater than, those associated with direct investments in securities. If the target benchmark exposures decline, the equitized cash position will also generally decline in value and may underperform returns compared to the Fund holding the cash uninvested or investing the cash in short-term cash equivalent instruments. The cash equitization strategy may not perfectly replicate the performance of the target benchmarks. Differences may arise due to instrument selection, benchmark differences, futures financing costs, roll costs, timing of cash flows, transaction costs, margin requirements, or imperfect proxy exposure. A Fund may be required to post margin or other collateral in connection with derivatives positions, which may increase costs and reduce assets available for investment. The cash equitization strategy depends on accurate and timely information regarding cash balances, fund flows, target exposures, and applicable guidelines. Delays, errors, or incomplete data could result in exposure levels that differ from the intended target. Market conditions, trading disruptions, reduced liquidity, position limits, or other constraints affecting derivatives markets may impair a Fund’s ability to establish, maintain, adjust, or close cash equitization positions at desired times or prices.

13.
The row titled “Passive Management Risk” in the table summarizing the “Principal Risks of Investing in the Funds” under the section entitled “Additional Information Regarding Principal Risks of Investing in the Funds” is hereby deleted.

14.	The following disclosure is hereby added as the eighth paragraph in the sub‑section entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Management of the Funds”:
A discussion regarding the Board’s considerations in connection with the approval of the Sub‑advisory Agreement with RIM, with respect to the International Equity Fund, will be available in the Funds’ reports filed on Form N‑CSRS, which will cover the period from July 1, 2026 to December 31, 2026.

15.	The following disclosure is hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers – International Equity Fund” under the section entitled “Management of the Funds”:
RIM
RIM, 401 Union Street, 18th Floor, Seattle, WA 98101, serves as a Sub‑adviser to a portion of the assets of the International Equity Fund under a sub‑advisory agreement with the Adviser on behalf of the International Equity Fund. RIM is registered as an investment adviser with the SEC and was founded in 1982. As of December 31, 2025, RIM had assets under management of approximately $68.6 billion.

Portfolio Managers:
Brian Causey, CFA, Jeremy Field, Evgenia Gvozdeva, PhD, Christina Shockley, and Nick Zylkowski, CFA, have been portfolio managers of the International Equity Fund since August 2026.
Mr. Causey, CFA has served as a Senior Director, Co‑Head of Overlay Solutions since March 2026. In this role, he leads a global team of portfolio managers and investment professionals delivering customized investment and implementation solutions, including strategies such as cash securitization, synthetic rebalancing, currency hedging, liquidity management, liability-driven investing, portable alpha, downside protection, and client-directed hedges. Prior to his current role, Mr. Causey was a Senior Director on the Overlay Services team from March 2025 to February 2026 and Director on the Overlay Services team from March 2018 to February 2025, with oversight of the U.S. overlay services portfolio management team. He first joined Russell Investments in 2004.
Mr. Field has served as a Senior Portfolio Manager, Customized Portfolio Solutions, Equity since March 2022. In this role, he is responsible for portfolio implementation, performance analytics, investment strategy development, and building investment and operational infrastructure to support the evolving needs of both internal and external clients. Prior to his current role, Mr. Field was a Portfolio Manager from March 2017 to February 2022. He first joined Russell Investments in April 2006.
Ms. Gvozdeva, PhD has served as a Managing Director, Head of Research since December 2023. Ms. Gvozdeva oversees all research activities, including investment manager research, quantitative research and development, investment strategy, investment practice, and investment analytics. She has held a variety of senior research and portfolio strategy roles, with a focus on multi-asset solutions, tax management, ESG customized cash overlays, and factor-based equity strategies. Prior to her current role, Ms. Gvozdeva was Managing Director, Research & Development from March 2023 to December 2023, Senior Director, Research & Development from March 2022 to February 2023, and Director, Research & Development from April 2019 to February 2022. She first joined Russell Investments in 2009.
Ms. Shockley has served as a Director, Customized Portfolio Solutions since March 2026. In this role, she focuses on designing and delivering customized investment and implementation solutions such as cash securitization, synthetic rebalancing, liquidity management, liability-driven investing, currency overlays, and portable alpha. Prior to her current role, Ms. Shockley was Senior Portfolio Manager, Customized Portfolio Solutions, Overlay Services from March 2023 to February 2026 and Portfolio Manager, Overlay Services from October 2017 to February 2023. She first joined Russell Investments in 2008.
Mr. Zylkowski, CFA has served as a Managing Director and Co‑head of Customized Portfolio Solutions since March 2024. In this role, he leads a global team of portfolio managers and investment professionals focused on delivering customized investment and implementation solutions to the firm’s global client base. Prior to his current role, Mr. Zylkowski served as the Senior Director, Co‑Head of Customized Portfolio Solutions from August 2023 to February 2024 and as Director, Proprietary Strategies from March 2020 to July 2023. He first joined Russell Investments in 2005.
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BRIDGE BUILDER TRUST

Bridge Builder International Equity Fund (the “International Equity Fund”)

Supplement dated August 21, 2026

to the Statement of Additional Information (“SAI”) dated October 27, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

A.

The Board of Trustees of the Bridge Builder Trust (“Trust”), on behalf of the International Equity Fund, has approved the termination of the investment sub-advisory agreement among Olive Street Investment Advisers, LLC (the “Adviser”), BlackRock Investment Management, LLC (“BlackRock”) and the Trust. Accordingly, all references and information related to BlackRock, with respect to the International Equity Fund, in the SAI are hereby deleted in their entirety.

B.

Additionally, the Board of Trustees of the Trust (the “Board”) has approved an investment sub-advisory agreement among the Adviser, Russell Investment Management, LLC (“RIM”), and the Trust, pursuant to which RIM now serves as a sub-adviser to an allocated portion of the International Equity Fund. Marathon Asset Management Limited, Massachusetts Financial Services Company (d/b/a MFS Investment Management), Mondrian Investment Partners Limited, Pzena Investment Management, LLC, and WCM Investment Management, LLC will continue to be sub-advisers to the International Equity Fund.

Accordingly, the SAI is hereby supplemented and revised as follows:

1.	The following disclosure is hereby added to the sub-section entitled “International Equity Fund” under the section entitled “The Funds’ Investment Teams”:

Russell Investment Management, LLC (“RIM”), 401 Union Street, 18th Floor, Seattle, Washington 98101, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-advisory Agreement with the Adviser. RIM is registered as an investment adviser with the SEC and was founded in 1982. RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) indirectly have a majority ownership interest through alternative investment vehicles (the “TA Alternative Investment Vehicles”) and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly have a significant minority controlling ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in RIM and its affiliates (“Russell Investments”). The TA Alternative Investment Vehicles are ultimately controlled by TA Associates Cayman, LLC, and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg. Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC, also hold minority, non-controlling positions in Russell Investments Group, Ltd. For its services as a Sub-adviser, RIM is entitled to receive a fee from the Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding

1

the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Brian Causey, CFA	-	-	-	-	6	$27.9 billion
Jeremy Field	4	$7.0 billion	3	$285 million	6	$6.5 billion
Evgenia Gvozdeva, PhD	-	-	-	-	-	-
Christina Shockley	-	-	-	-	9	$7.0 billion
Nick Zylkowski, CFA	3	$5.1 billion	4	$4.2 billion	5	$3.5 billion

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. RIM does not believe that there are any material conflicts with respect to its management of the Fund and other accounts managed by RIM’s portfolio managers. Regardless, to address potential conflicts of interest, RIM has adopted policies and procedures, including those which address the fair allocation of investment opportunities across client portfolios, which are designed and implemented to help ensure that all clients are treated fairly and equitably over time, regardless of their strategy, fee arrangement, or the influence of their owners or beneficiaries. In support of these policies, RIM has also implemented trade oversight and review procedures designed to monitor whether certain portfolios are being favored over other portfolios.

Compensation. RIM portfolio managers (“RIM Managers”) are compensated by RIM with salaries, annual incentive awards (paid in cash and/or awarded as part of an equity incentive plan) and profit-sharing contributions. Salaries are fixed annually and are driven by the marketplace. Although compensation is not directly affected by an increase in fund assets, RIM Managers are responsible for aiding in client retention and assistance in RIM assets under management growth.

Annual incentive awards for the RIM Managers are assessed by senior management based on the following:

●

Qualitative measures such as a RIM Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIM’s investment process. RIM Managers are evaluated on the performance of the total portfolio and all related decisions.

●

Quantitative measures (performance). RIM Managers are evaluated based on quantitative performance assessments for managing the Fund. Performance assessments are customized to the specific strategies RIM implements for the Fund. For completion portfolio strategies,

2

performance is evaluated relative to a target benchmark identified by the Adviser and the strategy’s impact on total Fund performance. For cash equitization strategies, performance is evaluated relative to a target benchmark identified by the Adviser and internal metrics that assess the success of RIM’s implementation. Evaluation is predominantly based on 1-year and 3-year measurement horizons. A 2-year horizon may be used for a fund that does not have 3-years of performance history. A 5-year horizon may be used for a fund with longer absolute return assessment components.

RIM Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by the Co-Heads of Portfolio Management. Russell Investments’ compensation committee approves salaries and annual incentive awards after the Co-Heads of Portfolio Management’s recommendations have been reviewed by the Chief Investment Officer.

The equity incentive plan provides key professionals with shares and/or options, the values of which are tied to Russell Investments’ financial performance. Awards under the equity incentive plan are based on the expected future contribution to the success of Russell Investments and vest over a number of years. Based on Russell Investments’ Board of Directors’ approval, the shares may also be eligible for dividend payments. The market value of the equity incentive plan is reviewed and approved annually by Russell Investments’ Board of Directors.

RIM Managers earning over a specified amount of total cash compensation (salary plus annual incentive awards) are eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan allows the RIM Manager to voluntarily elect to defer receipt of a portion of his/her cash compensation for a given year. Deferred amounts are placed at the RIM Manager’s discretion in either a retirement or scheduled withdrawal account with distributions made accordingly.

For the profit-sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments’ Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell Investments’ profitability warrants a discretionary contribution will be solely within the Russell Investments’ Board of Directors’ discretion and not based on a static formula. Russell Investments matches employee contributions to the profit-sharing plan up to 5% of eligible base pay.

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